                                                                       EXHIBIT 9

                          ILLUSTRATIONS OF CASH VALUES,
                      SURRENDER VALUES, AND DEATH BENEFITS

     The tables in this Illustration have been prepared to help show how values under Individual and Survivorship Policies change with investment experience. The tables illustrate how Cash Values, Surrender Values (reflecting the deduction of Withdrawal Charges, if any) and Death Benefits under a Policy issued on an Insured or Insureds of a given age would vary over time, if the hypothetical gross investment rates of return were a uniform, after tax, annual rate of 0%, 6%, and 12%. If the hypothetical gross investment rate of return averages 0%, 6%, or 12%, but fluctuates over or under those averages throughout the years, the Cash Values, Surrender Values and Death Benefits may be different.

     The amounts shown for the Cash Value, Surrender Value and Death Benefit as of each Policy Anniversary reflect the fact that the net investment return on the assets held in the Subaccounts is lower than the gross return. This is because of a daily charge to the Subaccounts for assuming mortality and expense risks, which is equivalent to an effective annual charge of 0.90%. In addition, the net investment returns also reflect the deduction of the Portfolio investment advisory fees and other Portfolio expenses at an annual effective rate of 0.92%, which is the arithmetic average of the actual and estimated fees and expenses for all of the Portfolios, including any expense reimbursements or fee waivers. Without expense reimbursements and fee waivers, the annual effective rate would have been 1.01%. KILICO anticipates that the expense reimbursement and fee waiver arrangements will continue past the current year. If there should be an increase or decrease in the expense reimbursements and fee waivers of a Portfolio that has such arrangements, that change will be reflected in the net asset value of the corresponding Portfolio.

     The tables also reflect applicable charges and deductions including (a) a monthly Administration Charge of 0.35% annually for the first ten Policy Years and 0.25% annually thereafter, (b) a monthly Tax Charge of 0.40% annually for the first ten Policy Years and 0.0% thereafter, (c) an annual Records Maintenance Charge of $30.00 per year, and (d) monthly charges for insurance protection. However, no Records Maintenance Charge is deducted in any year in which the Policy Value exceeds $50,000 on the prior Policy Anniversary. The current cost of insurance charge for Individual Policies, Standard Class (NT) is the lower of (a) 0.55% annually of Cash Value for the first ten Policy Years and 0.25% thereafter or (b) the guaranteed cost of insurance charge. The current cost of insurance charge for Survivorship Policies, Standard class (NT) is the lower of (a) 0.45% annually of Cash Value for the first ten Policy Years and 0.20% thereafter or (b) the guaranteed cost of insurance charge. We may change the current asset based cost of insurance charge. For each hypothetical gross investment rate of return, tables are provided reflecting current and guaranteed cost of insurance charges. Hypothetical gross average investment rates of return of 0%, 6% and 12% correspond to the approximate net annual investment rate of return of -0.92%, 5.08% and 11.08%, respectively. Cost of insurance rates vary by age, sex, and rating class and, therefore, are not reflected in the approximate net annual investment rate of return above.

     The values shown are for Policies issued to standard non-tobacco Insureds. Values for Policies issued on a basis involving a higher mortality risk would result in lower Cash Values, Surrender Values and Death Benefits than those illustrated. Females generally have a more favorable rate structure than males.

     The tables also reflect the fact that no charges for Federal, state or other income taxes are currently made against the Separate Account. If such a charge is made in the future, it will take a higher gross rate of return than illustrated to produce the net after-tax returns shown in the tables.

     Upon request, KILICO will furnish an illustration based on the proposed Insured's age, sex and premium payment requested.

                                   INDIVIDUAL
         MODIFED SINGLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
        MALE STANDARD NON-SMOKER [$10,000] INITIAL PREMIUM ISSUE AGE [40]
                        $54,658 INITIAL SPECIFIED AMOUNT

                       VALUES -- CURRENT COST OF INSURANCE

                                               0% Hypothetical                            6% Hypothetical
                                           Gross Investment Return                    Gross Investment Return
                                     ----------------------------------------   ----------------------------------------
                        Premium
Policy                 Paid Plus        Cash      Surrender      Death             Cash      Surrender     Death
Year                 Interest at 5%     Value       Value       Benefit           Value        Value      Benefit
 -------   Age         ----------    ----------   ---------   ----------        ----------   ---------  ----------
         1       41        10,500          9,692        8,790      54,658            10,280       9,324      54,658
         2       42        11,025          9,365        8,513      54,658            10,536       9,582      54,658
         3       43        11,576          9,048        8,264      54,658            10,800       9,871      54,658
         4       44        12,155          8,740        8,081      54,658            11,071      10,244      54,658
         5       45        12,763          8,442        7,880      54,658            11,350      10,618      54,658
         6       46        13,401          8,153        7,683      54,658            11,636      11,005      54,658
         7       47        14,071          7,873        7,489      54,658            11,931      11,399      54,658
         8       48        14,775          7,602        7,298      54,658            12,234      11,803      54,658
         9       49        15,513          7,339        7,111      54,658            12,545      12,214      54,658
        10       50        16,289          7,084        7,054      54,658            12,865      12,835      54,658
        11       51        17,103          6,892        6,862      54,658            13,300      13,270      54,658
        12       52        17,959          6,704        6,674      54,658            13,751      13,721      54,658
        13       53        18,856          6,520        6,490      54,658            14,218      14,188      54,658
        14       54        19,799          6,341        6,311      54,658            14,702      14,672      54,658
        15       55        20,789          6,166        6,136      54,658            15,203      15,173      54,658
        16       56        21,829          5,995        5,965      54,658            15,723      15,693      54,658
        17       57        22,920          5,828        5,798      54,658            16,261      16,231      54,658
        18       58        24,066          5,665        5,635      54,658            16,819      16,789      54,658
        19       59        25,270          5,505        5,475      54,658            17,397      17,367      54,658
        20       60        26,533          5,349        5,319      54,658            17,997      17,967      54,658
        25       65        33,864          4,622        4,592      54,658            21,334      21,304      54,658
        30       70        43,219          3,975        3,945      54,658            25,321      25,291      54,658
        35       75        55,160          3,399        3,369      54,658            30,085      30,055      54,658
        40       80        70,400          2,886        2,856      54,658            35,777      35,747      54,658
        45       85        89,850          2,429        2,399      54,658            42,576      42,546      54,658

          12% Hypothetical
       Gross Investment Return
 ---------------------------------------

    Cash      Surrender     Death
    Value       Value      Benefit
 ----------   ---------  -----------
      10,867       9,859      54,658
      11,777      10,769      54,658
      12,765      11,807      54,658
      13,839      13,007      54,658
      15,007      14,274      54,658
      16,275      15,643      54,658
      17,654      17,122      54,658
      19,152      18,720      54,658
      20,780      20,449      54,658
      22,549      22,519      54,658
      24,668      24,638      54,658
      26,989      26,959      54,658
      29,532      29,502      54,658
      32,318      32,288      54,658
      35,369      35,339      54,658
      38,712      38,682      56,519
      42,374      42,344      60,171
      46,385      46,355      64,011
      50,779      50,779      68,044
      55,625      55,625      72,313
      87,743      87,743     105,292
     138,405     138,405     159,166
     218,320     218,320     229,236
     344,376     344,376     361,595
     543,217     543,217     570,378


ASSUMPTIONS:

               (1) NO ADDITIONAL PREMIUMS PAID AND NO POLICY LOANS OR PARTIAL WITHDRAWALS HAVE BEEN MADE.

               (2) VALUES REFLECT CURRENT COST OF INSURANCE CHARGES.

               (3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS.

               (4) DEATH BENEFIT REFLECTS CURRENT INTERNAL REVENUE CODE REQUIREMENTS.

               (5) WHEN THE SURRENDER VALUE IS ZERO, THE DEATH BENEFIT SHOWN IS THE GUARANTEED DEATH BENEFIT UNDER KILICO'S NO LAPSE GUARANTEE. IF A CONTRACT LOAN WERE OUTSTANDING OR THE POLICY WERE ISSUED WITHOUT THE NO LAPSE GUARANTEE, WHEN THE

                    SURRENDER VALUE IS ZERO, THE CONTRACT MIGHT LAPSE IN ACCORDANCE WITH THE GRACE PERIOD PROVISION.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND ACTUAL EXPENSES. THE DEATH BENEFIT, CASH VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY KEMPER INVESTORS LIFE INSURANCE COMPANY THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                   INDIVIDUAL

         MODIFED SINGLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
        MALE STANDARD NON-SMOKER [$10,000] INITIAL PREMIUM ISSUE AGE [40]
                        $54,658 INITIAL SPECIFIED AMOUNT

                     VALUES -- GUARANTEED COST OF INSURANCE

                                      0% Hypothetical                  6% Hypothetical                  12% Hypothetical
                                  Gross Investment Return          Gross Investment Return           Gross Investment Return
                                  -----------------------          -----------------------           -----------------------
                    Premium
  Policy           Paid Plus     Cash    Surrender   Death       Cash     Surrender     Death      Cash     Surrender     Death
   Year         Interest at 5%   Value     Value    Benefit      Value      Value      Benefit     Value      Value      Benefit
   ----   Age   --------------   -----     -----    -------      -----      -----      -------     -----      -----      -------
    1     41          10,500     9,640      8,773    54,658     10,228        9,308     54,658     10,816       9,843     54,658
    2     42          11,025     9,252      8,440    54,628     10,425        9,511     54,628     11,669      10,691     54,658
    3     43          11,576     8,863      8,125    54,598     10,621        9,737     54,598     12,595      11,667     54,658
    4     44          12,155     8,474      7,864    54,568     10,815       10,036     54,568     13,600      12,797     54,658
    5     45          12,763     8,083      7,574    54,538     11,005       10,312     54,538     14,692      13,990     54,658
    6     46          13,401     7,689      7,274    54,508     11,191       10,589     54,508     15,878      15,276     54,658
    7     47          14,071     7,290      6,962    54,478     11,371       10,869     54,478     17,167      16,665     54,658
    8     48          14,775     6,886      6,638    54,448     11,544       11,143     54,448     18,569      18,168     54,658
    9     49          15,513     6,475      6,300    54,418     11,710       11,409     54,418     20,095      19,794     54,658
   10     50          16,289     6,055      6,055    54,388     11,866       11,866     54,388     21,757      21,757     54,658
   11     51          17,103     5,653      5,653    54,358     12,071       12,071     54,358     23,686      23,686     54,658
   12     52          17,959     5,234      5,234    54,328     12,265       12,265     54,328     25,801      25,801     54,658
   13     53          18,856     4,795      4,795    54,298     12,443       12,443     54,298     28,121      28,121     54,658
   14     54          19,799     4,330      4,330    54,268     12,603       12,603     54,268     30,667      30,667     54,658
   15     55          20,789     3,838      3,838    54,238     12,740       12,740     54,238     33,466      33,466     54,658
   16     56          21,829     3,313      3,313    54,208     12,851       12,851     54,208     36,546      36,546     54,658
   17     57          22,920     2,750      2,750    54,178     12,930       12,930     54,178     39,931      39,931     56,702
   18     58          24,066     2,148      2,148    54,148     12,974       12,974     54,148     43,635      43,635     60,216
   19     59          25,270     1,500      1,500    54,118     12,978       12,978     54,118     47,686      47,686     63,899
   20     60          26,533      $798       $798    54,088     12,934       12,934     54,088     52,120      52,120     67,755
   25     65          33,864         0          0    10,000     11,636       11,636     53,938     81,496      81,496     97,795
   30     70          43,219         0          0    10,000      7,052        7,052     53,788    126,985     126,985    146,032
   35     75          55,160         0          0    10,000          0            0     10,000    197,879     197,879    207,773
   40     80          70,400         0          0    10,000          0            0     10,000    309,908     309,908    325,404
   45     85          89,850         0          0    10,000          0            0     10,000    479,466     479,466    503,439

ASSUMPTIONS:

          (1) NO ADDITIONAL PREMIUMS PAID AND NO POLICY LOANS OR PARTIAL WITHDRAWALS HAVE BEEN MADE.

          (2) VALUES REFLECT GUARANTEED COST OF INSURANCE CHARGES.

          (3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS.

          (4) DEATH BENEFIT REFLECTS CURRENT INTERNAL REVENUE CODE REQUIREMENTS.

          (5) WHEN THE SURRENDER VALUE IS ZERO, THE DEATH BENEFIT SHOWN IS THE GUARANTEED DEATH BENEFIT UNDER KILICO'S NO LAPSE GUARANTEE. IF A CONTRACT LOAN WERE OUTSTANDING OR THE POLICY WERE ISSUED WITHOUT THE NO LAPSE GUARANTEE, WHEN THE

                    SURRENDER VALUE IS ZERO, THE CONTRACT MIGHT LAPSE IN ACCORDANCE WITH THE GRACE PERIOD PROVISION.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND ACTUAL EXPENSES. THE DEATH BENEFIT, CASH VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY KEMPER INVESTORS LIFE INSURANCE COMPANY THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                  SURVIVORSHIP
         MODIFIED SINGLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                     MALE STANDARD NON-SMOKER ISSUE AGE [45]
                    FEMALE STANDARD NON-SMOKER ISSUE AGE [40]
                            [$10,000] INITIAL PREMIUM
                        $88,962 INITIAL SPECIFIED AMOUNT

                       VALUES -- CURRENT COST OF INSURANCE


                                                      0% Hypothetical                             6% Hypothetical
                                                  Gross Investment Return                      Gross Investment Return
                                            -----------------------------------         ----------------------------------
                              Premium
Policy                       Paid Plus         Cash      Surrender     Death               Cash      Surrender      Death
 Year         Age          Interest at 5%     Value        Value      Benefit              Value       Value       Benefit
-------       ---          --------------   ----------   ---------   ----------         ----------   ---------   ---------
   1          41               10,500         9,738       8,832       88,962             10,328        9,369        88,962
   2          42               11,025         9,453       8,594       88,962             10,637        9,673        88,962
   3          43               11,576         9,176       8,382       88,962             10,956       10,014        88,962
   4          44               12,155         8,905       8,234       88,962             11,285       10,453        88,962
   5          45               12,763         8,642       8,067       88,962             11,626       10,893        88,962
   6          46               13,401         8,381       7,899       88,962             11,975       11,343        88,962
   7          47               14,071         8,124       7,729       88,962             12,332       11,800        88,962
   8          48               14,775         7,869       7,556       88,962             12,697       12,266        88,962
   9          49               15,513         7,616       7,312       88,962             13,070       12,638        88,962
  10          50               16,289         7,362       7,332       88,962             13,449       13,419        88,962
  11          51               17,103         7,167       7,137       88,962             13,912       13,882        88,962
  12          52               17,959         6,977       6,947       88,962             14,392       14,362        88,962
  13          53               18,856         6,790       6,760       88,962             14,889       14,859        88,962
  14          54               19,799         6,608       6,578       88,962             15,405       15,375        88,962
  15          55               20,789         6,430       6,400       88,962             15,940       15,910        88,962
  16          56               21,829         6,256       6,226       88,962             16,495       16,465        88,962
  17          57               22,920         6,086       6,056       88,962             17,070       17,040        88,962
  18          58               24,066         5,920       5,890       88,962             17,666       17,636        88,962
  19          59               25,270         5,757       5,727       88,962             18,284       18,254        88,962
  20          60               26,533         5,599       5,569       88,962             18,925       18,895        88,962
  25          65               33,864         4,856       4,826       88,962             22,499       22,469        88,962
  30          70               43,219         4,194       4,164       88,962             26,780       26,750        88,962
  35          75               55,160         3,603       3,573       88,962             31,908       31,878        88,962
  40          80               70,400         3,075       3,045       88,962             38,050       38,020        88,962
  45          85               89,850         2,604       2,574       88,962             45,406       45,376        88,962

                                      12% Hypothetical
                                   Gross Investment Return
                                   -----------------------
   Policy                   Cash           Surrender        Death
    Year                    Value            Value         Benefit
    ----                    -----            -----         -------
       1                     10,919          9,906          88,962
       2                     11,890         10,882          88,962
       3                     12,951         11,994          88,962
       4                     14,111         13,279          88,962
       5                     15,379         14,647          88,962
       6                     16,761         16,129          88,962
       7                     18,268         17,736          88,962
       8                     19,911         19,480          88,962
       9                     21,702         21,271          88,962
      10                     23,654         23,624          88,962
      11                     25,911         25,881          88,962
      12                     28,384         28,354          88,962
      13                     31,092         31,062          88,962
      14                     34,059         34,029          88,962
      15                     37,308         37,278          88,962
      16                     40,869         40,839          88,962
      17                     44,771         44,741          88,962
      18                     49,050         49,020          88,962
      19                     53,742         53,742          88,962
      20                     58,926         58,926          88,962
      25                     93,506         93,506         112,207
      30                    147,987        147,987         170,186
      35                    234,019        234,019         245,720
      40                    370,113        370,113         388,619
      45                    585,276        585,276         614,540

ASSUMPTIONS:

     (1) NO ADDITIONAL PREMIUMS PAID AND NO POLICY LOANS OR PARTIAL WITHDRAWALS HAVE BEEN MADE.

     (2) VALUES REFLECT CURRENT COST OF INSURANCE CHARGES.

     (3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS.

     (4) DEATH BENEFIT REFLECTS CURRENT INTERNAL REVENUE CODE REQUIREMENTS.

     (5) WHEN THE SURRENDER VALUE IS ZERO, THE DEATH BENEFIT SHOWN IS THE GUARANTEED DEATH BENEFIT UNDER KILICO'S NO LAPSE GUARANTEE. IF A CONTRACT LOAN WERE OUTSTANDING OR THE POLICY WERE ISSUED WITHOUT THE NO LAPSE GUARANTEE, WHEN THE SURRENDER VALUE IS ZERO, THE CONTRACT MIGHT LAPSE IN ACCORDANCE WITH THE GRACE PERIOD PROVISIONS.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND ACTUAL EXPENSES. THE DEATH BENEFIT, CASH VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY KEMPER INVESTORS LIFE INSURANCE COMPANY THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                  SURVIVORSHIP
         MODIFED SINGLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                     MALE STANDARD NON-SMOKER ISSUE AGE [45]
                    FEMALE STANDARD NON-SMOKER ISSUE AGE [40]
                            [$10,000] INITIAL PREMIUM
                        $88,962 INITIAL SPECIFIED AMOUNT

                     VALUES -- GUARANTEED COST OF INSURANCE

                                                        0% Hypothetical                               6% Hypothetical
                                                        Gross Investment Return                   Gross Investment Return
                                           ---------------------------------------------  ------------------------------------------
                              Premium
Policy                       Paid Plus         Cash      Surrender      Death                Cash        Surrender      Death
Year                       Interest at 5%     Value        Value       Benefit               Value         Value       Benefit
 ----------   Age            ----------     ----------   ---------   ----------           ----------     ---------   ----------
            1          41             10,500      9,738        8,862      88,962                10,329         9,399      88,962
            2          42             11,025      9,454        8,624      88,932                10,637         9,704      88,932
            3          43             11,576      9,176        8,412      88,902                10,956        10,044      88,902
            4          44             12,155      8,906        8,265      88,872                11,286        10,484      88,872
            5          45             12,763      8,642        8,098      88,842                11,627        10,925      88,842
            6          46             13,401      8,383        7,930      88,812                11,976        11,374      88,812
            7          47             14,071      8,126        7,760      88,782                12,334        11,832      88,782
            8          48             14,775      7,871        7,587      88,752                12,699        12,298      88,752
            9          49             15,513      7,617        7,412      88,722                13,072        12,771      88,722
           10          50             16,289      7,364        7,364      88,692                13,451        13,451      88,692
           11          51             17,103      7,142        7,142      88,662                13,902        13,902      88,662
           12          52             17,959      6,917        6,917      88,632                14,362        14,362      88,632
           13          53             18,856      6,684        6,684      88,602                14,829        14,829      88,602
           14          54             19,799      6,443        6,443      88,572                15,302        15,302      88,572
           15          55             20,789      6,191        6,191      88,542                15,780        15,780      88,542
           16          56             21,829      5,925        5,925      88,512                16,259        16,259      88,512
           17          57             22,920      5,642        5,642      88,482                16,738        16,738      88,482
           18          58             24,066      5,339        5,339      88,452                17,213        17,213      88,452
           19          59             25,270      5,012        5,012      88,422                17,680        17,680      88,422
           20          60             26,533      4,655        4,655      88,392                18,136        18,136      88,392
           25          65             33,864      2,141        2,141      88,242                19,975        19,975      88,242
           30          70             43,219          0            0      10,000                19,873        19,873      88,092
           35          75             55,160          0            0      10,000                14,493        14,493      87,942
           40          80             70,400          0            0      10,000                     0             0      10,000
           45          85             89,850          0            0      10,000                     0             0      10,000

                  12% Hypothetical
              Gross Investment Return
  ---------------------------------------
     Cash      Surrender     Death
     Value       Value      Benefit
  ----------   ---------  -----------
     10,919       9,936     88,962
     11,890      10,913     88,962
     12,952      12,024     88,962
     14,112      13,310     88,962
     15,380      14,678     88,962
     16,763      16,161     88,962
     18,270      17,769     88,962
     19,914      19,513     88,962
     21,706      21,405     88,962
     23,659      23,659     88,962
     25,910      25,910     88,962
     28,375      28,375     88,962
     31,075      31,075     88,962
     34,032      34,032     88,962
     37,270      37,270     88,962
     40,817      40,817     88,962
     44,703      44,703     88,962
     48,963      48,963     88,962
     53,634      53,634     88,962
     58,792      58,792     88,962
     93,178      93,178    111,814
    147,220     147,220    169,303
    231,945     231,945    243,543
    365,354     365,354    383,622
    568,726     568,726    597,163

ASSUMPTIONS:

               (1) NO ADDITIONAL PREMIUMS PAID AND NO POLICY LOANS OR PARTIAL WITHDRAWALS HAVE BEEN MADE.

               (2) VALUES REFLECT GUARANTEED COST OF INSURANCE CHARGES.

               (3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS.

               (4) DEATH BENEFIT REFLECTS CURRENT INTERNAL REVENUE CODE REQUIREMENTS.

               (5) WHEN THE SURRENDER VALUE IS ZERO, THE DEATH BENEFIT SHOWN IS THE GUARANTEED DEATH BENEFIT UNDER KILICO'S NO LAPSE GUARANTEE. IF A CONTRACT LOAN WERE OUTSTANDING OR THE POLICY WERE ISSUED WITHOUT THE NO LAPSE GUARANTEE, WHEN THE SURRENDER VALUE IS ZERO, THE CONTRACT MIGHT LAPSE IN ACCORDANCE WITH THE GRACE PERIOD PROVISION.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND ACTUAL EXPENSES. THE DEATH BENEFIT, CASH VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY KEMPER INVESTORS LIFE INSURANCE COMPANY THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                   INDIVIDUAL

         MODIFED SINGLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
      MALE STANDARD NON-SMOKER [$3,000,000] INITIAL PREMIUM ISSUE AGE [40]
                      $16,397,376 INITIAL SPECIFIED AMOUNT

               VALUES -- CURRENT COST OF INSURANCE

                                                     0% Hypothetical                                6% Hypothetical
Policy                    Paid Plus       Cash          Surrender         Death          Cash          Surrender         Death
Year                    Interest at 5%    Value           Value          Benefit         Value           Value          Benefit
                1         3,150,000     2,916,415       2,653,938      16,397,376      3,093,161       2,814,777      16,397,376
                2         3,307,500     2,835,159       2,586,374      16,397,376      3,189,216       2,909,362      16,397,376
                3         3,472,875     2,756,167       2,526,716      16,397,376      3,288,253       3,014,506      16,397,376
                4         3,646,519     2,679,376       2,486,461      16,397,376      3,390,365       3,150,365      16,397,376
                5         3,828,845     2,604,724       2,440,627      16,397,376      3,495,649       3,285,649      16,397,376
                6         4,020,287     2,532,153       2,395,416      16,397,376      3,604,202       3,424,202      16,397,376
                7         4,221,301     2,461,603       2,350,831      16,397,376      3,716,126       3,566,126      16,397,376
                8         4,432,366     2,393,019       2,306,870      16,397,376      3,831,525       3,711,525      16,397,376
                9         4,653,985     2,326,346       2,263,534      16,397,376      3,950,509       3,860,509      16,397,376
               10         4,886,684     2,261,530       2,261,530      16,397,376      4,073,187       4,073,187      16,397,376
               11         5,131,018     2,212,866       2,212,866      16,397,376      4,227,078       4,227,078      16,397,376
               12         5,387,569     2,165,248       2,165,248      16,397,376      4,386,783       4,386,783      16,397,376
               13         5,656,947     2,118,656       2,118,656      16,397,376      4,552,522       4,552,522      16,397,376
               14         5,939,795     2,073,066       2,073,066      16,397,376      4,724,523       4,724,523      16,397,376
               15         6,236,785     2,028,457       2,028,457      16,397,376      4,903,022       4,903,022      16,397,376
               16         6,548,624     1,984,808       1,984,808      16,397,376      5,088,265       5,088,265      16,397,376
               17         6,876,055     1,942,098       1,942,098      16,397,376      5,280,507       5,280,507      16,397,376
               18         7,219,858     1,900,308       1,900,308      16,397,376      5,480,012       5,480,012      16,397,376
               19         7,580,851     1,859,416       1,859,416      16,397,376      5,687,055       5,687,055      16,397,376
               20         7,959,893     1,819,405       1,819,405      16,397,376      5,901,920       5,901,920      16,397,376
               25        10,159,065     1,631,898       1,631,898      16,397,376      7,104,326       7,104,326      16,397,376
               30        12,965,827     1,463,715       1,463,715      16,397,376      8,551,699       8,551,699      16,397,376
               35        16,548,046     1,312,865       1,312,865      16,397,376     10,293,946      10,293,946      16,397,376
               40        21,119,966     1,177,561       1,177,561      16,397,376     12,391,144      12,391,144      16,397,376
               45        26,955,023     1,056,202       1,056,202      16,397,376     14,915,607      14,915,607      16,397,376

                                12% Hypothetical
   Policy              Cash         Surrender          Death
    Year               Value         Value            Benefit
       1               3,269,914       2,975,622       16,397,376
       2               3,564,113       3,271,613       16,397,376
       3               3,884,781       3,607,281       16,397,376
       4               4,234,300       3,994,300       16,397,376
       5               4,615,266       4,405,266       16,397,376
       6               5,030,508       4,850,508       16,397,376
       7               5,483,110       5,333,110       16,397,376
       8               5,976,433       5,856,433       16,397,376
       9               6,514,141       6,424,141       16,397,376
      10               7,100,227       7,100,227       16,397,376
      11               7,789,542       7,789,542       16,397,376
      12               8,545,778       8,545,778       16,397,376
      13               9,375,433       9,375,433       16,397,376
      14              10,285,633      10,285,633       16,397,376
      15              11,284,198      11,284,198       16,926,297
      16              12,379,708      12,379,708       18,074,374
      17              13,581,574      13,581,574       19,285,835
      18              14,900,121      14,900,121       20,562,167
      19              16,346,677      16,346,677       21,904,548
      20              17,933,670      17,933,670       23,313,771
      25              28,501,496      28,501,496       34,201,795
      30              45,296,655      45,296,655       52,091,154
      35              71,988,746      71,988,746       75,588,184
      40             114,409,763     114,409,763      120,130,251
      45             181,828,335     181,828,335      190,919,752


ASSUMPTIONS:

                  (1) NO ADDITIONAL PREMIUMS PAID AND NO POLICY LOANS OR PARTIAL WITHDRAWALS HAVE BEEN MADE.

                  (2)  VALUES REFLECT CURRENT COST OF INSURANCE CHARGES.

                  (3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS.

                  (4) DEATH BENEFIT REFLECTS CURRENT INTERNAL REVENUE CODE REQUIREMENTS.

                  (5) WHEN THE SURRENDER VALUE IS ZERO, THE DEATH BENEFIT SHOWN IS THE GUARANTEED DEATH BENEFIT UNDER KILICO'S NO LAPSE GUARANTEE. IF A CONTRACT LOAN WERE OUTSTANDING OR THE POLICY WERE ISSUED WITHOUT THE NO LAPSE GUARANTEE, WHEN THE SURRENDER VALUE IS ZERO, THE CONTRACT MIGHT LAPSE IN ACCORDANCE WITH THE GRACE PERIOD PROVISION.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND ACTUAL EXPENSES. THE DEATH BENEFIT, CASH VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY KEMPER INVESTORS LIFE INSURANCE COMPANY THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                   INDIVIDUAL

         MODIFED SINGLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
      MALE STANDARD NON-SMOKER [$3,000,000] INITIAL PREMIUM ISSUE AGE [40]
                      $16,397,376 INITIAL SPECIFIED AMOUNT

                     VALUES -- GUARANTEED COST OF INSURANCE

                                            0% Hypothetical                               6% Hypothetical
                                         Gross Investment Return                       Gross Investment Return
Policy                Paid Plus      Cash      Surrender      Death              Cash         Surrender      Death
Year                Interest at 5%   Value       Value       Benefit             Value          Value        Benefit
            1          3,150,000   2,892,098   2,631,809    16,397,376         3,068,459      2,792,297     16,397,376
            2          3,307,500   2,784,272   2,539,952    16,397,376         3,136,941      2,861,675     16,397,376
            3          3,472,875   2,676,346   2,453,540    16,397,376         3,205,338      2,938,493     16,397,376
            4          3,646,519   2,568,007   2,383,111    16,397,376         3,273,402      3,037,717     16,397,376
            5          3,828,845   2,458,946   2,304,032    16,397,376         3,340,883      3,130,883     16,397,376
            6          4,020,287   2,348,708   2,221,878    16,397,376         3,407,388      3,227,388     16,397,376
            7           4,221,30   2,236,985   2,136,320    16,397,376         3,472,652      3,322,652     16,397,376
            8          4,432,366   2,123,461   2,047,016    16,397,376         3,536,398      3,416,398     16,397,376
            9          4,653,985   2,007,681   1,953,474    16,397,376         3,598,214      3,508,214     16,397,376
           10          4,886,684   1,889,184   1,889,184    16,397,376         3,657,672      3,657,672     16,397,376
           11          5,131,018   1,776,300   1,776,300    16,397,376         3,732,921      3,732,921     16,397,376
           12          5,387,569   1,658,287   1,658,287    16,397,376         3,805,382      3,805,382     16,397,376
           13          5,656,947   1,534,072   1,534,072    16,397,376         3,874,091      3,874,091     16,397,376
           14          5,939,795   1,402,414   1,402,414    16,397,376         3,937,920      3,937,920     16,397,376
           15          6,236,785   1,262,195   1,262,195    16,397,376         3,995,823      3,995,823     16,397,376
           16          6,548,624   1,112,106   1,112,106    16,397,376         4,046,574      4,046,574     16,397,376
           17          6,876,055     950,952     950,952    16,397,376         4,089,015      4,089,015     16,397,376
           18          7,219,858     777,796     777,796    16,397,376         4,122,171      4,122,171     16,397,376
           19          7,580,851     590,868     590,868    16,397,376         4,144,361      4,144,361     16,397,376
           20          7,959,893     387,988     387,988    16,397,376         4,153,538      4,153,538     16,397,376
           25         10,159,065           0           0     3,000,000         3,903,501      3,903,501     16,397,376
           30         12,965,827           0           0     3,000,000         2,744,564      2,744,564     16,397,376
           35         16,548,046           0           0     3,000,000                 0              0      3,000,000
           40         21,119,966           0           0     3,000,000                 0              0      3,000,000
           45        26,955,023            0           0     3,000,000                 0              0      3,000,000


            12% Hypothetical
               Gross Investment Return
  Cash        Surrender        Death
 Value          Value         Benefit
  3,244,847      2,952,811     16,397,376
  3,510,558      3,218,058     16,397,376
  3,799,090      3,521,590     16,397,376
  4,112,480      3,872,480     16,397,376
  4,452,994      4,242,994     16,397,376
  4,823,032      4,643,002     16,397,376
  5,225,405      5,075,405     16,397,376
  5,663,246      5,543,246     16,397,376
  6,139,943      6,049,943     16,397,376
  6,659,295      6,659,295     16,397,376
  7,261,827      7,261,827     16,397,376
  7,922,516      7,922,516     16,397,376
  8,647,483      8,647,483     16,397,376
  9,443,672      9,443,672     16,397,376
 10,319,163     10,319,163     16,397,376
 11,282,592     11,282,592     16,472,585
 12,338,531     12,338,531     17,520,714
 13,493,113     13,493,113     18,620,496
 14,756,026     14,756,026     19,773,075
 16,138,080     16,138,080     20,979,504
 25,233,973     25,233,973     30,280,768
 39,319,003     39,319,003     45,216,854
 61,270,463     61,270,463     64,333,986
 95,958,863     95,958,863    100,756,806
148,460,082    148,460,082    155,883,086


ASSUMPTIONS:

              (1) NO ADDITIONAL PREMIUMS PAID AND NO POLICY LOANS OR PARTIAL WITHDRAWALS HAVE BEEN MADE.


              (2)  VALUES REFLECT GUARANTEED COST OF INSURANCE CHARGES.

              (3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS.

              (4) DEATH BENEFIT REFLECTS CURRENT INTERNAL REVENUE CODE REQUIREMENTS.

              (5) WHEN THE SURRENDER VALUE IS ZERO, THE DEATH BENEFIT SHOWN IS THE GUARANTEED DEATH BENEFIT UNDER KILICO'S NO LAPSE GUARANTEE. IF A CONTRACT LOAN WERE OUTSTANDING OR THE POLICY WERE ISSUED WITHOUT THE NO LAPSE GUARANTEE, WHEN THE SURRENDER VALUE IS ZERO, THE CONTRACT MIGHT LAPSE IN ACCORDANCE WITH THE GRACE PERIOD PROVISION.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND ACTUAL EXPENSES. THE DEATH BENEFIT, CASH VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY KEMPER INVESTORS LIFE INSURANCE COMPANY THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                  SURVIVORSHIP

         MODIFED SINGLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                     MALE STANDARD NON-SMOKER ISSUE AGE [45]
                    FEMALE STANDARD NON-SMOKER ISSUE AGE [40]
                          [$3,000,000] INITIAL PREMIUM
                      $26,688,450 INITIAL SPECIFIED AMOUNT

                     VALUES -- CURRENT COST OF INSURANCE

                                                  0% Hypothetical                          6% Hypothetical
                                               Gross Investment Return                  Gross Investment Return
Policy               Paid Plus      Cash       Surrender       Death       Cash         Surrender        Death
Year               Interest at 5%   Value        Value        Benefit      Value           Value        Benefit
           1          3,150,000   2,921,381    2,658,456    26,688,450    3,098,502      2,819,637     26,688,450
           2          3,307,500   2,844,753    2,595,126    26,688,450    3,200,327      2,919,498     26,688,450
           3          3,472,875   2,770,066    2,539,458    26,688,450    3,305,588      3,030,398     26,688,450
           4          3,646,519   2,697,270    2,503,067    26,688,450    3,414,400      3,174,400     26,688,450
           5          3,828,845   2,626,250    2,460,797    26,688,450    3,526,816      3,316,816     26,688,450
           6          4,020,287   2,556,145    2,418,113    26,688,450    3,642,148      3,462,148     26,688,450
           7          4,221,301   2,486,742    2,374,838    26,688,450    3,760,326      3,610,326     26,688,450
           8          4,432,366   2,418,667    2,331,595    26,688,450    3,881,237      3,761,237     26,688,450
           9          4,653,985   2,352,456    2,267,768    26,688,450    4,004,727      3,884,727     26,688,450
          10          4,886,684   2,288,058    2,288,058    26,688,450    4,131,155      4,131,155     26,688,450
          11          5,131,018   2,238,823    2,238,823    26,688,450    4,287,236      4,287,236     26,688,450
          12          5,387,569   2,190,647    2,190,647    26,688,450    4,449,214      4,449,214     26,688,450
          13          5,656,947   2,143,508    2,143,508    26,688,450    4,617,312      4,617,312     26,688,450
          14          5,939,795   2,097,383    2,097,383    26,688,450    4,791,760      4,791,760     26,688,450
          15          6,236,785   2,052,251    2,052,251    26,688,450    4,972,800      4,972,800     26,688,450
          16          6,548,624   2,008,090    2,008,090    26,688,450    5,160,679      5,160,679     26,688,450
          17          6,876,055   1,964,879    1,964,879    26,688,450    5,355,657      5,355,657     26,688,450
          18          7,219,858   1,922,598    1,922,598    26,688,450    5,558,002      5,558,002     26,688,450
          19          7,580,851   1,881,227    1,881,227    26,688,450    5,767,991      5,767,991     26,688,450
          20          7,959,893   1,840,746    1,840,746    26,688,450    5,985,914      5,985,914     26,688,450
          25         10,159,065   1,651,039    1,651,039    26,688,450    7,205,430      7,205,430     26,688,450
          30         12,965,827   1,480,883    1,480,883    26,688,450    8,673,400      8,673,400     26,688,450
          35         16,548,046   1,328,264    1,328,264    26,688,450   10,440,441     10,440,441     26,688,450
          40         21,119,966   1,191,373    1,191,373    26,688,450   12,567,483     12,567,483     26,688,450
          45         26,955,023   1,068,590    1,068,590    26,688,450   15,127,869     15,127,869     26,688,450

                                      12% Hypothetical
                                   Gross Investment Return
                                   -----------------------
   Policy                   Cash           Surrender        Death
    Year                    Value            Value         Benefit
    ----                    -----            -----         -------
       1                      3,275,631      2,980,825      26,688,450
       2                      3,576,844      3,284,344      26,688,450
       3                      3,906,013      3,628,513      26,688,450
       4                      4,265,733      4,025,733      26,688,450
       5                      4,658,771      4,448,771      26,688,450
       6                      5,087,435      4,907,435      26,688,450
       7                      5,554,894      5,404,894      26,688,450
       8                      6,064,592      5,944,592      26,688,450
       9                      6,620,270      6,500,270      26,688,450
      10                      7,226,003      7,226,003      26,688,450
      11                      7,927,529      7,927,529      26,688,450
      12                      8,697,161      8,697,161      26,688,450
      13                      9,541,512      9,541,512      26,688,450
      14                     10,467,835     10,467,835      26,688,450
      15                     11,484,089     11,484,089      26,688,450
      16                     12,599,005     12,599,005      26,688,450
      17                     13,822,160     13,822,160      26,688,450
      18                     15,164,064     15,164,064      26,688,450
      19                     16,636,244     16,636,244      26,688,450
      20                     18,251,349     18,251,349      26,688,450
      25                     29,006,371     29,006,371      34,807,645
      30                     46,099,033     46,099,033      53,013,888
      35                     73,263,933     73,263,933      76,927,130
      40                    116,436,367    116,436,367     122,258,186
      45                    185,049,137    185,049,137     194,301,594

ASSUMPTIONS:

     (1) NO ADDITIONAL PREMIUMS PAID AND NO POLICY LOANS OR PARTIAL WITHDRAWALS HAVE BEEN MADE.

     (2) VALUES REFLECT GUARANTEED COST OF INSURANCE CHARGES.

     (3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS.

     (4) DEATH BENEFIT REFLECTS CURRENT INTERNAL REVENUE CODE REQUIREMENTS.

     (5) WHEN THE SURRENDER VALUE IS ZERO, THE DEATH BENEFIT SHOWN IS THE GUARANTEED DEATH BENEFIT UNDER KILICO'S NO LAPSE GUARANTEE. IF A CONTRACT LOAN WERE OUTSTANDING OR THE POLICY WERE ISSUED WITHOUT THE NO LAPSE GUARANTEE, WHEN THE SURRENDER VALUE IS ZERO, THE CONTRACT MIGHT LAPSE IN ACCORDANCE WITH THE GRACE PERIOD PROVISION.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND ACTUAL EXPENSES. THE DEATH BENEFIT, CASH VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY KEMPER INVESTORS LIFE INSURANCE COMPANY THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                  SURVIVORSHIP

         MODIFED SINGLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                     MALE STANDARD NON-SMOKER ISSUE AGE [45]
                    FEMALE STANDARD NON-SMOKER ISSUE AGE [40]
                          [$3,000,000] INITIAL PREMIUM
                      $26,688,450 INITIAL SPECIFIED AMOUNT

                     VALUES -- GUARANTEED COST OF INSURANCE

                                                  0% Hypothetical                             6% Hypothetical
Policy                Paid Plus            Cash       Surrender      Death           Cash         Surrender        Death
Year                Interest at 5%        Value        Value        Benefit          Value          Value         Benefit
     1                 3,150,000        2,921,381    2,658,456    26,688,450       3,098,502      2,819,637     26,688,450
     2                 3,307,500        2,844,753    2,595,126    26,688,450       3,200,327      2,919,498     26,688,450
     3                 3,472,875        2,770,066    2,539,458    26,688,450       3,305,588      3,030,398     26,688,450
     4                 3,646,519        2,697,270    2,503,067    26,688,450       3,414,400      3,174,400     26,688,450
     5                 3,828,845        2,626,251    2,460,797    26,688,450       3,526,816      3,316,816     26,688,450
     6                 4,020,287        2,556,145    2,418,113    26,688,450       3,642,149      3,462,149     26,688,450
     7                 4,221,301        2,486,742    2,374,839    26,688,450       3,760,326      3,610,326     26,688,450
     8                 4,432,366        2,417,794    2,330,753    26,688,450       3,881,238      3,761,238     26,688,450
     9                 4,653,985        2,349,012    2,285,588    26,688,450       4,004,727      3,914,727     26,688,450
    10                 4,886,684        2,280,058    2,280,058    26,688,450       4,130,589      4,130,589     26,688,450
    11                 5,131,018        2,221,651    2,221,651    26,688,450       4,279,937      4,279,937     26,688,450
    12                 5,387,569        2,161,647    2,161,647    26,688,450       4,432,551      4,432,551     26,688,450
    13                 5,656,947        2,099,526    2,099,526    26,688,450       4,588,091      4,588,091     26,688,450
    14                 5,939,795        2,034,653    2,034,653    26,688,450       4,746,107      4,746,107     26,688,450
    15                 6,236,785        1,966,334    1,966,334    26,688,450       4,906,085      4,906,085     26,688,450
    16                 6,548,624        1,893,728    1,893,728    26,688,450       5,067,368      5,067,368     26,688,450
    17                 6,876,055        1,815,949    1,815,949    26,688,450       5,229,246      5,229,246     26,688,450
    18                 7,219,858        1,731,940    1,731,940    26,688,450       5,390,844      5,390,844     26,688,450
    19                 7,580,851        1,640,493    1,640,493    26,688,450       5,551,138      5,551,138     26,688,450
    20                 7,959,893        1,540,072    1,540,072    26,688,450       5,708,801      5,708,801     26,688,450
    25                10,159,065          819,223      819,223    26,688,450       6,383,330      6,383,330     26,688,450
    30                12,965,827                0            0     3,000,000       6,522,299      6,522,299     26,688,450
    35                16,548,046                0            0     3,000,000       5,174,920      5,174,920     26,688,450
    40                21,119,966                0            0     3,000,000               0              0      3,000,000
    45                26,955,023                0            0     3,000,000               0              0      3,000,000

            12% Hypothetical
  Cash        Surrender        Death
 Value          Value         Benefit
  3,275,631      2,980,825     26,688,450
  3,576,844      3,284,344     26,688,450
  3,906,013      3,628,513     26,688,450
  4,265,733      4,025,733     26,688,450
  4,658,771      4,448,771     26,688,450
  5,087,435      4,907,435     26,688,450
  5,554,895      5,404,895     26,688,450
  6,064,592      5,944,592     26,688,450
  6,620,270      6,530,270     26,688,450
  7,226,004      7,226,004     26,688,450
  7,925,806      7,925,806     26,688,450
  8,692,467      8,692,467     26,688,450
  9,532,368      9,532,368     26,688,450
 10,452,520     10,452,520     26,688,450
 11,460,703     11,460,703     26,688,450
 12,565,516     12,565,516     26,688,450
 13,776,571     13,776,571     26,688,450
 15,104,580     15,104,580     26,688,450
 16,561,547     16,561,547     26,688,450
 18,160,928     18,160,928     26,688,450
 28,824,663     28,824,663     34,589,596
 45,597,512     45,597,512     52,437,139
 71,926,043     71,926,043     75,522,346
113,433,031    113,433,031    119,104,683
176,788,689    176,788,689    185,628,123


ASSUMPTIONS:

              (1) NO ADDITIONAL PREMIUMS PAID AND NO POLICY LOANS OR PARTIAL WITHDRAWALS HAVE BEEN MADE.

              (2)  VALUES REFLECT GUARANTEED COST OF INSURANCE CHARGES.

              (3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS.

              (4) DEATH BENEFIT REFLECTS CURRENT INTERNAL REVENUE CODE REQUIREMENTS.

              (5) WHEN THE SURRENDER VALUE IS ZERO, THE DEATH BENEFIT SHOWN IS THE GUARANTEED DEATH BENEFIT UNDER KILICO'S NO LAPSE GUARANTEE. IF A CONTRACT LOAN WERE OUTSTANDING OR THE POLICY WERE ISSUED WITHOUT THE NO LAPSE GUARANTEE, WHEN THE SURRENDER VALUE IS ZERO, THE CONTRACT MIGHT LAPSE IN ACCORDANCE WITH THE GRACE PERIOD PROVISION.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND ACTUAL EXPENSES. THE DEATH BENEFIT, CASH VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY KEMPER INVESTORS LIFE INSURANCE COMPANY THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.